Net Income (Loss) Per Share (Tables)	12 Months Ended
Mar. 31, 2022
Text Block [Abstract]
Summary of Computation of Basic and Diluted Net Income (Loss) Per Common Share
The following table sets forth the computation of basic and diluted net income (loss) per common share:

	March 31, 2022	March 31, 2021	March 31, 2020
(in millions)
Net income (loss) attributable to ordinary shareholders	$857.7	$(76.1)	$(175.9)
Loss on change in fair value of warrants(i)	6.4	—	—

Net income (loss) attributable to ordinary shareholders (diluted)	$864.1	$(76.1)	$(175.9)

(in thousands)
Weighted average common shares outstanding(ii)	100.6	71.8	71.8
Dilutive effect of warrants(i)	10.9

Dilutive weighted average common shares outstanding	111.5	71.8	71.8

Net income (loss) per common share:
Basic	$8.53	$(1.06)	$(2.46)
Diluted	$7.75	$(1.06)	$(2.46)

(i)
In connection with the Merger, 24,179,000 units of the previously outstanding Legato warrants were converted into an equal number of warrants issued by the Company. For the purposes of determining diluted net income (loss) per common share, net income (loss) was adjusted for the change in the fair value of the warrants in the amount of $6.4 million as the warrants were determined to be dilutive.

(ii)
Pursuant to the Merger, on October 19, 2021, the Company effected a reverse stock split, such that each outstanding common share became such number of common shares as determined by the conversion factor of 71.76775%. As a result, 71,767,775 common shares of the Company were issued in replacement of the 100,000,001 common shares previously outstanding. The reverse stock split is also accounted for in the comparative periods for which net income (loss) per common share is presented.